UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019
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 SEITEL, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-10165 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices)
(713) 881-8900
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On January 28, 2019, the Board of Directors of Seitel, Inc. (together with its subsidiaries, the “Company”) amended the annual incentive plan for its named executive officers (the “Executives”) to include a stock component (the “Amendment”). Prior to the Amendment, the annual incentive plan consisted of pre-established company-wide financial performance goals and each Executive’s annual bonus was paid in cash based on the Company’s performance in relation to these pre-established goals, with bonuses calculated as a percentage of the Executive’s base salary. If the target financial performance goal was achieved, the Executive was entitled to a “target bonus.” If the maximum financial performance goal was achieved or exceeded, the executive was eligible to earn the “maximum bonus.” If the Company exceeded the threshold financial performance goal, but did not achieve the target level, the Executive was eligible to earn anywhere from $1.00 up to the target bonus amount earned, determined by interpolation. The Amendment leaves in place the annual incentive plan, but provides for additional compensation to the Executives in the form of common stock of Seitel Holdings, Inc. in the event that the maximum financial performance goal is exceeded. As a result, each Executive’s maximum annual incentive bonus has increased, with the incremental change representing the additional stock compensation the Executive is eligible to receive pursuant to the Amendment. The value of the common stock shall be based on the fair market value at the time of issuance.
The chart below contains the percentages of base salary payable to each Executive under the annual incentive plan, as amended.

Executive	Threshold Cash Bonus %	Target Cash Bonus %	Maximum Cash Bonus %	Maximum Cash and Stock Bonus %
Robert D. Monson	0%	100%	158%	200%
Marcia H. Kendrick	0%	70%	110%	140%
Richard C. Kelvin	0%	70%	110%	140%
Randall A. Sides	0%	70%	110%	140%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Date: February 1, 2019	By:	/s/ Marcia H. Kendrick
Marcia H. Kendrick
Chief Financial Officer